EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common stock, par value $.01 per share, of Hanger, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  March 11, 2016

AUGUSTA INVESTORS L.P.

By:	Augusta Investors GP LLC, its general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Vice President

AUGUSTA INVESTORS GP LLC

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Vice President

KKR NORTH AMERICA FUND XI L.P.

By:	KKR Associates North America XI L.P., its general partner

By:	KKR North America XI Limited, its general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR ASSOCIATES NORTH AMERICA XI L.P.

By:	KKR North America XI Limited, its general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR NORTH AMERICA XI LIMITED

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited, a general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited, its general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP LIMITED

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Director

KKR & CO. L.P.

By:	KKR Management LLC, its general partner

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Chief
Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact for William J. Janetschek, Chief
Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence Gallagher
	Name:	Terence Gallagher
	Title:	Attorney-in-fact